Exhibit 99.1

COMPANY PRESENTATION November 2015 One & Two BriarLake Plaza Houston, TX Bank of America Plaza Charlotte, NC The Domain 8 (Rendering) Austin, TX

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “objectives,” “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) our ability to strategically acquire or dispose of assets on favorable terms or at all; (vii) our level of debt and the terms and limitations imposed on us by our debt agreements; (viii) our ability to retain our executive officers and other key personnel; (ix) unfavorable changes in laws or regulations impacting our business or our assets; and (x) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission (the “SEC”). The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

Presenters Presenter Title Years of experience Real Estate Public Company Joined TIER REIT CHIEF EXECUTIVE OFFICER AND PRESIDENT 25 21 2008 CHIEF FINANCIAL OFFICER AND TREASURER 30 25 2014 Scott W. Fordham Dallas E. Lucas On average, over 27 years of real estate and over 23 years of public company experience

TIER REIT

Key Investment Highlights

High-quality, Class A office portfolio[1]

- 10.9mm square feet across 34 properties
- 89.7% occupied with well-staggered lease maturities
- Diverse tenant base and only 2.5% of net rentable area represented by energy tenants expiring prior to 2019

Focused strategy targeting markets with attractive long-term fundamentals

- Acquire, develop, and operate best-in-class office properties in our 7 target growth markets[2]
- **TIER1** Submarkets – primarily urban and amenity-rich locations in proximity to executive housing that disproportionately benefit from employment growth

Significant identifiable growth potential

- Approximately 33% cash NOI growth potential through 2017[3]
- Weighted-average in place rents ~6% below market
- $600 million of capital from remaining non-strategic properties to be redeployed into target growth markets

Flexible balance sheet

- On track to achieve 7.0x net debt to EBITDA and pursue investment grade rating
- Well-staggered debt maturity profile with a weighted average remaining term of 4.2 years

Experienced management team and strong corporate governance

- On average, over 25 years of industry experience and four successful office REIT IPOs and listings[4]
- Non-executive Chairman and five of eight board members are independent


5950 Sherry Lane
Dallas, TX


Burnett Plaza
Fort Worth, TX


Bank of America Plaza
Charlotte, NC

[1] As of September 30, 2015, pro forma for the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus) and certain significant leases executed after September 30, 2015
[2] Target growth markets include Atlanta, Austin, Charlotte, Dallas, Denver, Houston, and Nashville
[3] See slide 15, Capture Embedded Growth, for additional detail
[4] Includes Crescent Real Estate Equities, Maguire Properties, Prentiss Properties Trust and TIER REIT

4

High-Quality, Class A Office Portfolio

High-Quality, Class A Office Portfolio Portfolio breakdown: Top tenants2 1 Represents total portfolio as of September 30, 2015, pro forma for the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus), and for full period of ownership of The Domain (Austin) acquired July 23, 2015 2 Ratings based on Moody’s and Standard & Poor’s, respectively 3 We anticipate a 20k square foot contraction in July 2016 Tenant Gross rental revenue ($mm) % of total rent Square feet % of total leased Wtd. avg remaining term Credit ratings2 $12,979 5% 329 3% 2.9 A2 / A 12,178 5% 506 5% 4.2 U.S. Government 9,505 4% 421 4% 3.4 Baa1 / A- 8,348 3% 210 2% 9.1 Baa1 / BBB+ 6,051 2% 1903 2% 4.8 Ba3 / B+ 5,992 2% 161 2% 11.2 NR 5,356 2% 218 2% 4.6 NR 4,611 2% 184 2% 7.4 NR 3,899 1% 113 1% 10.4 A2 / A 3,822 1% 144 1% 6.8 B3 / B 3,807 1% 206 2% 9.7 NR 3,702 1% 151 2% 4.9 Baa2 / BBB 3,636 1% 93 1% 6.3 NR 3,469 1% 113 1% 8.0 NR CTC Holdings, Inc. 3,376 1% 87 1% 6.4 NR 3,350 1% 130 1% 8.8 A2 / A+ 3,343 1% 140 1% 12.8 NR / AA- Total $97,424 37% 3,396 35% 6.3 MN IL CA FL GA KY MD NC PA TN TX D.C. CO NJ 34 office properties comprising 10.9mm square feet 1 Target Growth Markets Other Institutional Markets Short-term Value Creation Markets Non-strategic Markets Market composition NOI breakdown pro forma 9/30/15 1 Austin, TX, 13.9% Dallas/Fort Worth, TX, 7.6 % Houston, TX, 24.5% Charlotte, NC , 15.8% Nashville, TN , 1.6% Short - term Value Creation Markets , 8.3% Other Institutional Markets , 3.4% Non - strategic Markets, 24.9%

TIER REIT

Texas Portfolio Overview

Portfolio facts

High-quality, Class A portfolio consisting of over 4.7mm square feet and 46% of NOI as of 9/30/15[1]

Houston:

- Two recently developed properties in Westchase and the Energy Corridor
- Asset quality and location command net rents in excess of market
- Only 20,000 square feet of energy-related tenants expiring through 2016

Dallas / Fort Worth:

- Burnett Plaza awarded International TOBY in 2014
- Recently acquired 5950 Sherry Lane in prestigious, amenity-rich Preston Center submarket
- No energy-related tenants expiring in 2015 or 2016

Austin:

- Strategically located in The Domain and Southwest submarkets
- Diversified tenant base with limited exposure to technology and energy sector
- No energy-related tenants expiring in 2015 or 2016

Portfolio strategy

- Focused on expanding presence in **TIER1** Submarkets exhibiting strong economic fundamentals with long-term leasing opportunities

Houston



One & Two BriarLake Plaza



Three Eldridge

- 8 buildings
- 2.2mm square feet
- $35.37 gross rent PSF
- 93% occupancy[2]
- In-place rents ~7% below market

Dallas / Fort Worth



Burnett Plaza



5950 Sherry Lane

- 4 buildings
- 1.4mm square feet
- $24.04 gross rent PSF
- 88% occupancy
- In-place rents ~2% below market

Austin



Terrace Office Park



Domain 7

- 8 buildings
- 1.1mm square feet
- $33.88 gross rent PSF
- 95% occupancy
- In-place rents ~14% below market

[1] Represents 3Q'15 annualized GAAP NOI as of September 30, 2015, pro forma for the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus) and for full period ownership of The Domain (Austin) acquired July 23, 2015

[2] Excludes the recently developed Two BriarLake Plaza property which was 68% leased as of September 30, 2015

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Southeast Portfolio Overview Long-term operating track record in each of our markets Number of Buildings 1 11 3 1 Square Feet (mm) 0.9 1.0 0.4 0.1 Gross Rent per Square Foot 1,2 $24.21 $19.09 $17.65 $25.75 Occupancy1 86% 95% 93% 100% Select Highlights Landmark office tower on corner of Trade and Tryon (“Main and Main”) with embedded value creation opportunity Recaptured 34,000 square feet of inactive space and will redevelop into 20,000 square feet of new retail space In-place rents ~22% below market Class A portfolio including mixed use redevelopment on 6.1 acres of land Increased occupancy from 78% to 95% since 2012 In-place rents at market Centrally located with ~50% of property leased to State of Tennessee through 2029 In-place rents at ~3% below market Long-term lease with Bristol-Myers Squibb accompanied by opportunity to develop adjacent 5.2 acre land parcel In-place rents at market Charlotte Louisville Nashville Tampa Bank of America Plaza One Oxmoor Place MetroCenter 5104 Eisenhower Note: Gross rent per square foot and occupancy excludes Hurstbourne Plaza (Louisville) 1 As of 9/30/15 2 Excludes impact of base rent abatements

TIER REIT

Industry Recognized Operational Excellence

Own and manage high-quality and environmentally-designed assets
- Burnett Plaza received the international TOBY award as Outstanding Building of the Year for 2013-2014 and Sustainability Award at the Downtown Fort Worth, Inc. Annual Meeting and Trailblazer Award ceremony

Commitment to improve energy and resource efficiencies to reduce operating costs and uphold commitment to social responsibility
- 33 ENERGY STAR certified buildings and 12 LEED certified properties
- 40% increase in number of EPA ENERGY STAR certified buildings over past 5 years

Industry recognized operational excellence
- 27 BOMA 360 properties and 5 TOBY award winners
- Highest percentage of BOMA 360 designations among U.S. REITs

Bank of America Plaza
Charlotte, NC



Burnett Plaza
Dallas / Fort Worth, TX



One & Two BriarLake Plaza
Houston, TX



One, Two & Three Eldridge
Houston, TX



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Well-Staggered Lease Maturities1 Total SF expirations (000s) 159 706 1,124 577 1,283 1,089 685 4,108 1 As of September 30, 2015, pro forma for the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus) and for certain significant leases executed after September 30, 2015 1.2% 6.5% 7.9% 5.3% 9.7% 8.1% 5.0% 35.8% 0.4% 0.8% 3.7% 0.6% 3.5% 3.1% 2.0% 6.4% 1.6% 7.3% 11.6% 5.9% 13.2% 11.2% 7.0% 42.2% 2015 2016 2017 2018 2019 2020 2021 2022+ Portfolio lease maturities (excl. Houston) Houston lease maturities

Focused Investment Strategy

Key attributes of target growth markets Focused Investment Strategy Target Growth Markets – Targeting high growth markets of Atlanta, Austin, Charlotte, Dallas, Denver, Houston and Nashville for expansion through acquisition and development of best-in-class properties Other Institutional Markets – Presence and significant experience in Southern California and Washington, D.C. provide opportunities to diversify risk and enhance returns over the long-term Short-term Value Creation Markets – Ability to capitalize on short-term value creation opportunities in our existing markets of Louisville and Tampa We target TIER1 Submarkets – primarily urban and amenity-rich locations in proximity to executive housing that disproportionately benefit from employment growth Population and local GDP growth above the national average supporting amenity-rich environments attractive to the changing demographics of the labor force Historical rent growth driving significant mark-to-market rent spreads providing potential outsized income growth and development opportunities Highly educated and growing workforce with a significant Millennial population providing dynamic companies access to talented employment pools Investment thesis Strong forecasted office-using job growth in targeted growth markets Source: Moody’s Analytics; CoStar Portfolio Strategy, as of 3Q’15

Focused Investment Strategy Forecasted job growth office-users (’15–’20)1 Source: Moody’s Analytics; CoStar Portfolio Strategy, as of 3Q’15 1 Represents forecasted job growth for office-using employment only 11.7% U.S. average (excluding target growth markets) Target growth markets Forecasted population gain (’15-’20) 4.8% Outperforming the nation Cumulative % change 2015 to 2020 by metro area 21% 17% 16% 14% 14% 13% 10% Austin Dallas / Fort Worth Houston Nashville Charlotte Atlanta Denver 17% 13% 13% 11% 11% 8% 8% Austin Charlotte Atlanta Dallas / Fort Worth Houston Denver Nashville

Significant Identifiable Growth Potential

TIER REIT

Capture Embedded Growth 4Q 2015 – 2017E ($mm)



4Q'15-17E: ~33% NOI growth potential (13% CAGR)
$130.9
$16.2
$7.1
$4.5
$11.7
$3.5
$173.9
Contractual
2015 cash NOI 1
Free rent burn off
Contractual rent increase
Property management fee savings
Lease up to 92% stabilization
Mark to Market
Potential 2017E cash NOI

Market	Remaining Lease Up to 92%	Net Rent Per Square Foot[2]
Chicago	228,398	$24.13
Houston	116,556	26.78
Dallas/Fort Worth	61,956	18.58
Austin	16,241	30.75
Subtotal	**423,151**	**$24.30**
Other[3]	66,619	$21.16
Total	**489,770**	**$23.87**

Significant growth potential will further improve leverage metrics

The NOI growth forecasted in this analysis may not be realized, and our actual NOI may vary significantly from that presented above. The above estimates reflect the portfolio of assets currently owned, and these assets may be disposed in order to redeploy capital in other markets and at other yields. No assumption is made about future acquisitions. Our estimates above contain assumptions related to leasing potential, margins, and other estimates that may not reflect future conditions. Refer to the "Forward-Looking Statements" discussion in this presentation for discussion about such business, economic, regulatory, or other risks that could significantly impair our ability to achieve the above NOI growth potential. We make no guarantee that the results above will be achieved, and users should not place undue reliance on this analysis.

Note: Represents portfolio as of September 30, 2015, pro forma for the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus) and for full period of ownership of The Domain (Austin) acquired July 23, 2015

[1] 2015 NOI is annualized YTD cash NOI through September 30, 2015, pro forma for the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus) and full period of ownership of The Domain (Austin) acquired July 23, 2015

[2] Net rent per square foot represents an assumed 65-75% operating margin on gross rent per square foot for each respective market

[3] Includes properties in Louisville, Charlotte, Cherry Hill, NJ, Philadelphia, and Washington, D.C.

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Woodcrest Corporate Center Cherry Hill, NJ 500 East Pratt Baltimore, MD Wanamaker Building Philadelphia, PA Future Dispositions of Non-Strategic Assets Property Market Square feet (000s)1 Occupancy as of 9/30/15 Wanamaker Building Philadelphia, PA 834 96% Lawson Commons St. Paul, MN 436 85% 111 Woodcrest Road Woodcrest Corporate Center Cherry Hill, NJ 53 333 85% 90% Three Parkway Philadelphia, PA 561 95% 500 East Pratt Baltimore, MD 280 98% FOUR40 Chicago, IL 1,041 69% Total: 7 properties 3,538 86%2 Disposition Pipeline Over $600mm of capital for redeployment 1 Square footage reflects TIER REIT’s ownership at pro rata share 2 Weighted average based on square feet Three Parkway Philadelphia, PA Lawson Commons St. Paul, MN Fifth Third Center Columbus, OH FOUR40 Chicago, IL

Flexible Balance Sheet

TIER REIT

Commitment to a Strong Balance Sheet

Strategy and focus

Commitment to repositioning the balance sheet

- ❑ Minimize cost of capital
- ❑ Maintain access to multiple sources of debt and equity capital
- ❑ Operate at conservative leverage levels, with solid credit metrics
- ❑ Achieve investment grade debt rating

Capital structure as of 9/30/15 ($mm)[1]



19%
53%
22%
6%

Total estimated value: $2,398

Mortgage debt	$446
Secured term loan	525
Secured line of credit	150
Total debt	**$1,121**
Equity value[2]	1,277
Total estimated value	**$2,398**

Credit statistics	Pro forma 9/30/15	Targets 2017
Net debt / Annualized adj. EBITDA[3]	7.7x	<7.0x
Net debt / Total estimated value	46.4%	<45%
Mortgage debt / Gross assets	19.2%	<20%
Fixed charge coverage[1]	2.6x	>3.0x
Weighted effective average interest rate[1]	3.9%	–
Liquidity (cash + facility capacity)[1,4]	$94mm	–

Note: Assumes cash on hand as of September 30, 2015, of $19mm, pro forma for the completed pay off of debt at Woodcrest Corporate Center (Cherry Hill), the completed pay off of the Wanamaker retail loan (Philadelphia), the completed closing of the Domain Block K sale and the pending sale of Paces West (Atlanta)

[1] Represents portfolio and capital structure as of September 30, 2015, pro forma for the completed pay off of debt at Woodcrest Corporate Center (Cherry Hill), the completed pay off of the Wanamaker Retail loan (Philadelphia), the pending contribution of additional properties to the secured credit facility, and the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus)

[2] Equity value is based on outstanding shares multiplied by estimated NAV of $26.88 per share as of 4Q'14 established with third party valuation firm (as adjusted for the 1-for-6 reverse stock split effected June 2)

[3] EBITDA reflects annualized EBITDA for properties owned at September 30, 2015, the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus)

[4] Includes $75mm of availability under the revolving credit facility

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$19mm addressed by refinancing, $143mm by proceeds from credit facility Well-Staggered Debt Maturity Profile ($mm)1 Weighted – average borrowing cost reduced ~120bps since beginning of 2015 % of debt 0.0% 14.5% 11.6% 13.6% 22.3% 38.1% Wtd. avg. interest rate N/A 4.4% 5.5% 1.9% 3.3% 4.3% 1 Represents portfolio and capital structure as of September 30, 2015, pro forma for the completed pay off of debt at Woodcrest Corporate Center (Cherry Hill), the completed pay off of the Wanamaker Retail loan (Philadelphia), and the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus) 152 275 $162 $ 130 $ 152 $250 $427 0 100 200 300 400 500 600 2015 2016 2017 2018 2019 Thereafter 150 $2 Mortgage debt Secured bank debt

Experienced Management Team and Strong Corporate Governance

Experienced Management Team Scott W. Fordham Chief Executive Officer and President 25 years real estate experience with 21 years public company experience Dallas E. Lucas Chief Financial Officer and Treasurer 30 years real estate experience with 25 years public company experience William J. Reister Chief Investment Officer and Executive Vice President 29 years real estate experience with 20 years public company experience Telisa Webb Schelin Chief Legal Officer, Executive Vice President and Secretary 10 years real estate experience with 18 years public company experience James E. Sharp Chief Accounting Officer and Executive Vice President 19 years real estate experience with 16 years public company experience Proven 25-year track record of office investment and development in our target markets Significant public REIT experience including three successful office REIT IPOs 7 years experience repositioning and creating value within existing office portfolio Previous public REIT experience including Prentiss Properties, Brandywine, AIMCO, Crescent Real Estate, Maguire Properties and Hines R. Heath Johnson Managing Director – Asset Management 15 years real estate experience with 8 years public company experience

Strong Corporate Governance Internalized executive and asset management since September 2012 Non-executive Chairman Non-staggered board Opted out of Maryland anti-takeover provisions SEC reporting company since 2002 Richard I. Gilchrist Chairman of the Board and Independent Director Senior Advisor of The Irvine Company Director of Ventas, Inc. and Spirit Realty Capital, Inc. Charles G. Dannis Independent Director Sr. Managing Director of National Valuation Consultants, Inc. Steven W. Partridge Independent Director Chief Financial Officer of International Capital LLC G. Ronald Witten Independent Director President of Witten Advisors, LLC 5 out of 8 board members are independent Thomas M. Herzog Independent Director Chief Financial Officer of UDR, Inc. Independent Directors Douglas M. Pasquale Independent Director Chief Executive Officer of Capstone Enterprises

Value Creation Opportunities

High-Quality Opportunities to Create Value Market/Submarket Chicago / CBD Fort Worth / CBD Houston / Westchase Occupancy / Economic Occupancy (%) 69% / 58% 87% / 76% 68%1 / 44% Current Cash NOI ($mm) (3Q’15 annualized) $7.8 $8.7 $1.7 Stabilized Cash NOI ($mm) $16.3 $13.5 $8.2 Target Stabilization Date 2017 2017 2016 Select Highlights Completed $11mm innovative new amenity center in June 2015 Recent $6mm lobby renovation completed Approximately 215,000 square feet of active new lease proposals BOMA 2014 International Building of the Year Fort Worth Trailblazer sustainability award First “smart building” developed in Houston 2014 LEED Silver construction Commands highest rents in market FOUR40 Burnett Plaza Two BriarLake Opportunity to add over $19.8mm of NOI 1 Includes executed lease not yet commenced

High-Quality Opportunities to Create Value (cont’d) Market/Submarket Dallas / Preston Center Nashville / MetroCenter Los Angeles / Burbank Occupancy / Economic Occupancy (%) 85% / 73% 93% / 93% 100% / 2% Current Cash NOI ($mm) (3Q’15 annualized) $2.3 $2.5 ($.9) Stabilized Cash NOI ($mm) $4.1 $3.0 $3.1 Target Stabilization Date 2016 2017 2016 Select Highlights Premier Preston Center submarket Purchased below replacement cost Completing an approximate $2mm lobby, garage and elevator renovation 15-year lease to the State of Tennessee for 100,000 square feet with 6 months staggered free rent High-grade government tenant Substantially leased to Disney under new 11-year lease with 11 months of free rent Free rent period ends March 2016 Buena Vista Opportunity to add over $6.3mm of NOI 5950 Sherry Lane MetroCenter

Land Development Opportunities Market/Submarket Austin / Domain Austin / CBD Dallas / Plano/Legacy Tampa / Westshore Acres 18.1 0.8 4.0 5.2 Approximate Net Rentable Sq. Ft. (000s) 1,000 - 1,300 325 570 130 Month of Acquisition July 2015 June 2015 June 2015 January 2007 Cost Basis ($mm) $38.4 $8.5 $6.2 $1.5 Comments Plans for future development of up to 1.3m square feet of class A office properties Planned 13-story office building above a 12-level parking garage Zoning allows for construction of two office buildings Build-to-suit opportunity for credit tenant The Domain 5104 Eisenhower Legacy Town Center Third + Shoal

NAV

Net Asset Value 1 As previously reported on page 13 of the September 30, 2015 supplemental reporting package, pro forma for the pending disposition of Paces West (Atlanta) and Fifth Third Center (Columbus) 2 Total market capitalization calculated as of September 30, 2015, less purchase price of properties acquired subsequent to the October 2014 estimated value and the estimated value for all properties other than Houston operating portfolio as determined by an independent third party in October 2014 3 Excludes Two Briarlake Plaza considered non-operating as of September 30, 2015 Total adjusted cash NOI at ownership share for stabilized properties $109.2 Value of non-stabilized properties at ownership share $540.3 Purchase price of 5950 Sherry Lane 62.6 Purchase price of properties and land acquired in 2015, at ownership share 197.5 Total other real estate properties $800.4 Other tangible assets $60.3 Other liabilities $101.8 Debt 1,120.5 Total Liabilities $1,222.3 Diluted shares and units outstanding 47.5 Based on ending stock price of $14.72 per share as of September 30, 2015, the company’s total market capitalization implies: 10.3% capitalization rate on adjusted cash NOI at ownership share for stabilized properties 21.4% capitalization rate on adjusted cash NOI from the Houston operating portfolio2,3 $177 per square foot valuation on the total portfolio representing an approximate 48% discount to estimated replacement cost Components of Net Asset Value (amounts in millions) Annualized three months ended or as of September 30, 20151 Comments